Exhibit 99.1
Quanterix Announces Cooperation Agreement with Kent Lake Capital
Company and Kent Lake Capital Agree to Identify New Independent Board Member
Company will Seek Shareholder Approval to De-Classify its Board of Directors
Board of Directors to Adopt Majority Voting Standard in Uncontested Director Elections
BILLERICA, Mass.--(BUSINESS WIRE)--Aug. 4, 2025-- Quanterix Corporation (“Quanterix” or the “Company”) (NASDAQ: QTRX), a company fueling scientific discovery through ultrasensitive biomarker detection, today announced that it has entered into a cooperation agreement (the “Agreement”) with Kent Lake Partners LP (together with its affiliates, “Kent Lake”).
The Company has committed to appointing a new independent director by December 1, 2025. The new director will be identified through a comprehensive search process in which both Kent Lake and the Board of Directors (the “Board”) shall have meaningful participation. In addition, the Company will seek approval at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to declassify its Board and will amend its bylaws to adopt a majority voting standard for uncontested director elections
Under the terms of the Agreement, Kent Lake has agreed to withdraw its director nominations and shareholder proposals previously submitted in connection with the Annual Meeting and will support the Board’s candidates. In addition, Kent Lake has agreed to customary standstill and voting commitments until thirty days prior to the nomination deadline for Quanterix’s 2027 Annual Meeting.
“We are pleased to have reached a constructive agreement with Kent Lake that will allow the Board and management team to remain fully focused on executing the Company’s strategy, navigating the dynamic industry environment and maximizing the benefits of the Akoya transaction,” said William P. Donnelly, Chairman of the Quanterix Board. “We look forward to working with Kent Lake to identify a new director who can help us unlock the Company’s full potential and advance our goal of changing the way disease is detected, understood and treated.”
Benjamin Natter, Managing Member of Kent Lake, said, “We are confident that the addition of a new independent director and governance enhancements will benefit the Company and its stockholders and help position Quanterix for continued success.”
The full cooperation agreement between Quanterix and Kent Lake will be filed with the U.S. Securities and Exchange Commission on a Current Report on Form 8-K.
About Quanterix
Quanterix is a global leader in ultra-sensitive biomarker detection, enabling breakthroughs in disease research, diagnostics, and drug development. Its proprietary Simoa® technology delivers industry-leading sensitivity, allowing researchers to detect and quantify biomarkers in blood and other fluids at concentrations far below traditional limits. With more than 3,400 peer-reviewed publications, Quanterix has been a trusted partner to the scientific community for nearly two decades. In 2025, Quanterix acquired Akoya Biosciences, The Spatial Biology Company®, adding multiplexed tissue imaging with single-cell resolution to its portfolio and 1,396 installed instruments. Together, the combined company offers a uniquely integrated platform that connects biology across blood and tissue—advancing precision medicine from discovery to diagnostics. Learn more at www.quanterix.com.
Additional Information and Where to Find It
The Company intends to file a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the Company’s Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY

AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s investor relations website at ir.quanterix.com or by contacting the Company’s Investor Relations department at https://ir.quanterix.com/investor-resources/contact-ir. as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.
Participants in the Solicitation
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the sections entitled “Security Ownership of Certain Beneficial Owners and Management,” “Management and Corporate Governance” and “Executive Officer and Director Compensation” of the Company’s Proxy Statement on Schedule 14A for its 2024 annual meeting of shareholders, filed with the SEC on April 15, 2024 (available here); in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Executive Compensation—Executive Officer and Director Compensation Tables” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Security Ownership of Certain Beneficial Owners and Management” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 17, 2025 (available here) (as amended on April 30, 2025 (available here)), and in the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2025 (available here). Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in Initial Statements of Beneficial Ownership filed with the SEC on May 2, 2025, May 19, 2025, June 3, 2025, June 10, 2025, June 17, 2025, July 7, 2025, July 17 for Mr. Masoud (available here, here, here, here, here, here and here); on May 19, 2025, June 17, 2025 and July 17, 2025 for Ms. Vandana (available here, here and here); on June 9, 2025 and July 2, 2025 for Mr. Donnelly (available here and here); on June 9, 2025, June 13, 2025 and July 2, 2025 for Mr. Walt (available here, here and here); on July 2, 2025 for Mr. Meister (available here); on July 9, 2025 and July 10, 2025 for Mr. Mendel (available here and here); and on July 9, 2025 and July 10, 2025 for Ms. Lai-Goldman (available here and here). These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the definitive proxy statement for the Annual Meeting and other relevant documents to be filed with the SEC, if and when they become available.
Cautionary Statement Regarding Forward-Looking Statements
Statements included in this press release which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about Quanterix’s future business outlook, operations, strategy and financial performance. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities with respect to Quanterix’s future business, operations, strategy and financial performance: risks related to the impact of recent U.S. government policies, including reductions in federal research funding and increased tariffs; risks that we may not realize the expected benefits of our cost reduction actions; risks associated with the anticipated timing for launch of, and features of, Quanterix’s next-generation instrument, Simoa ONE; risks that Quanterix may fail to realize the anticipated benefits and synergies of its recent acquisition of Emission, Inc.; that Quanterix’s estimates regarding expenses, future revenues, capital requirements, and needs for additional financing could be incorrect; risks related to the restatement of Quanterix’s consolidated financial statements, including risks of increased costs and the increased possibility of legal proceedings and regulatory inquiries, sanctions, or investigation; risks related to Quanterix’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including its ability to remediate existing material weaknesses in its internal control over financial reporting and the timing of any such remediation; Quanterix’s ability to realize the intended benefits of its assay redevelopment program; and Quanterix’s ability to retain and expand its customer base and achieve sufficient market acceptance of its products. Additional factors that could cause results to differ materially from those described above can be found in the Proxy Statement/Prospectus, and in periodic reports filed by Quanterix and Akoya with the SEC, including the “Risk Factors” sections contained therein, which are available on the SEC’s website at www.sec.gov.
All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix does not assume any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.
Media Contact:
Marissa Klaassen
(781) 913.8036
media@quanterix.com
Investor Relations Contact:
Joshua Young
(508) 846-3327
ir@quanterix.com